EXHIBIT 99.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF 18 U.S.C. AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Immune Response Corporation (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission, accompanied by this written statement (the “Report”), I, John N. Bonfiglio, Chief Executive Officer of the Company, certify pursuant to ss. 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John N. Bonfiglio John N. Bonfiglio, Ph.D. Chief Executive Officer March 31, 2003

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF 18 U.S.C. AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Immune Response Corporation (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission, accompanied by this written statement (the “Report”), I, Michael L. Jeub, Chief Financial Officer of the Company, certify pursuant to ss. 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael L. Jeub Michael L. Jeub Chief Financial Officer March 31, 2003